MML SERIES INVESTMENT FUND II

Supplement dated September 17, 2012 to the

Statement of Additional Information dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces similar information found on page B-57 under the heading Investment Adviser in the section titled Investment Advisory and Other Service Agreements:

MML II Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund
MML High Yield	0.60% on the first $300 million; and 0.575% on assets over $300 million
MML Short-Duration Bond	0.40% on the first $300 million; and 0.35% on assets over $300 million
MML Strategic Emerging Markets	1.05% on the first $500 million; and 1.00% on assets over $500 million

The following information replaces similar information found on page B-58 in the second paragraph under the heading Affiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for MML Blend, MML High Yield, MML Inflation-Protected and Income, MML Managed Bond, and MML Short-Duration Bond and is primarily responsible for managing each Fund’s commercial mortgage backed securities. Cornerstone is a wholly owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-12-03